UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 16, 2018

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158

 (Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2018, DPW Holdings, Inc., formerly known as Digital Power Corporation, a Delaware corporation (the “Company”) entered into two Agreements for the Purchase and Sale of Future Receipts (together, the “Agreements”) with TVT Capital LLC (“TVT”), pursuant to which Agreements the Company sold up to (i) $476,000 in Future Receipts of the Company for a purchase price in the amount of $350,000 (“Agreement No. 1”) and (ii) $1,700,000 in Future Receipts of the Company for a purchase price in the amount of $1,250,000 (“Agreement No. 2”). The term “Future Receipts” means cash, check, ACH, credit card, debit card, bank card, charged card or other form of monetary payment. The Agreements have been personally guaranteed by Milton Ault, III, the Company’s Chief Executive Officer and Chairman of the Board of Directors.

Under the terms of Agreement No. 1, the Company will be obligated to pay $9,445 on a weekly basis until the purchase price of $350,000 has been paid in full. The payment of $9,445 was computed by multiplying five times the initial daily amount of $1,889, which represents the product of the Company’s average monthly sales multiplied by 15%, which product is divided by the average business days in a calendar month. In connection with entering into Agreement No. 1, the Company paid a $10,500 origination fee. The foregoing description of Agreement No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Under the terms of Agreement No. 2, the Company will be obligated to pay $33,730 on a weekly basis until the purchase price of $1,250,000 has been paid in full. The payment of $33,730 was computed by multiplying five times the initial daily amount of $6,746, which represents the product of the Company’s average monthly sales multiplied by 15%, which product is divided by the average business days in a calendar month. In connection with entering into Agreement No. 2, the Company paid a $37,500 origination fee. The foregoing description of Agreement No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description
10.1	Agreement for the Purchase and Sale of Future Receipts
10.2	Agreement for the Purchase and Sale of Future Receipts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: January 16, 2018	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer